UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 6, 2013

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers

(e) On December 6, 2013, the Compensation Committee of the Board of Directors of Waters Corporation (the “Company”) approved forms of Equity Compensation Award Agreements (the “Form Award Agreements”) to be used for awards of executive restricted stock unit awards under the Waters Corporation 2012 Equity Incentive Plan. These Form Award Agreements, which vest over five years and one year, are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

The description in the Form 8-K of the Form Award Agreements is qualified in its entirety by reference to the copies of the Form Award Agreements that are filed herewith as Exhibits 10.1 and 10.2.

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The Following exhibits are furnished herewith.

Exhibit No.	Description

10.1	Form of Waters 2012 Restricted Stock Unit Award Agreement for Executive Officers – Five Year Vesting

10.2	Form of Waters 2012 Restricted Stock Unit Award Agreement for Executive Officers – One Year Vesting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: December 11, 2013	By:	/s/ John Ornell
	Name:	John Ornell
	Title:	Vice President,
Finance and Administration and Chief Financial Officer